Exhibit 10.1

OMNI ENERGY SERVICES CORP.

FOURTH AMENDMENT AND WAIVER TO LOAN AGREEMENT

This Fourth Amendment and Waiver to Loan Agreement (this “Amendment”) is entered into as of November 13, 2009, by and among OMNI ENERGY SERVICES CORP., a Louisiana corporation (“OMNI”), each Subsidiary Borrower of OMNI party hereto (collectively, the “Subsidiary Borrowers”, and OMNI and the Subsidiary Borrowers are collectively referred to as “Borrowers” and are each a “Borrower”), the other Credit Parties signatory hereto, the Requisite Lenders signatory hereto, and Fifth Third Bank, an Ohio banking corporation, as Agent (the “Agent).

PRELIMINARY STATEMENTS

A. The Borrowers, the other Credit Parties party thereto, the Lenders party thereto and Fifth Third Bank, an Ohio banking corporation, as Agent are party to a certain Amended and Restated Loan and Security Agreement, dated as of April 23, 2008 (as previously amended, and as may be further amended, modified or supplemented from time to time, the “Loan Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Loan Agreement.

B. The Borrowers have informed the Lenders that the Borrowers have not satisfied the Fixed Charge Coverage Ratio (Section 14(b) of the Loan Agreement) as of the Borrowers’ fiscal quarter ending September 30, 2009. The Required Lenders have agreed to waive the resulting defaults under the terms and conditions set forth in this Amendment.

C. The Borrowers have also requested that the Agent and the Lenders amend certain sections of the Loan Agreement, and the Agent and the Requisite Lenders have agreed to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. WAIVER.

The Borrowers have not achieved, as required under Section 14(b) of the Loan Agreement, a Fixed Charge Coverage Ratio for the twelve month period ended September 30, 2009, of not less than 1.25 to 1.00 (the “Violation”). Upon satisfaction of the conditions precedent set forth in Section 3 hereof, the Requisite Lenders and the Agent hereby waive the Violation and each and every Event of Default arising solely from the Violation. The Credit Parties acknowledge that the waivers under this Section 1 are specifically limited to the Violation and each and every Event of Default arising solely from the Violation.

SECTION 2. AMENDMENTS TO LOAN AGREEMENT

Upon satisfaction of the conditions precedent set forth in Section 3 hereof, the Loan Agreement shall be and hereby is amended as follows:

Section 2.1. Amended Definitions. The definitions of “Applicable Margin”, “Base Rate”, “Revolving Commitment” and “Maximum Loan Limit” set forth in Section 1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

“Applicable Margin” shall mean (i) with respect to Term A Loans, 4.50%, (ii) with respect to the commitment fee, .40%, (iii) with respect to Revolving Loans, 4.00%, and (v) with respect to Letters of Credit, 4.00%.

“Base Rate” means (a) for any day that the Monthly Rate is available, the Monthly Rate applicable on such date and (b) for any day that the Monthly Rate is not available, the greatest of: (i) the rate of interest announced by the Agent from time to time as its “prime rate” as in effect on such day, with any change in the Base Rate resulting from a change in said prime rate to be effective as of the date of the relevant change in said prime rate (it being acknowledged that such rate may not be the Agent’s best or lowest rate), (ii) the sum of (x) the Federal Funds Rate, plus (y)  1/2 of 1% and (iii) 1.00%.

“Revolving Loan Commitment” shall mean, with respect to any Lender, the maximum amount of Revolving Loans which such Lender has agreed to make to Borrowers, subject to the terms and conditions of this Agreement, which amount for each Lender as of the Fourth Amendment Effective Date is set forth on each Lender’s signature page to the Fourth Amendment or in any Assignment and Acceptance Agreement executed by a Lender on or after the Fourth Amendment Effective Date.

“Maximum Loan Limit” shall mean Fifty Six Million and No/100 Dollars ($56,000,000).

Section 2.2. Eligible Accounts. Clause (iv) of the definition of “Eligible Account” in Section 1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(iv) it is evidenced by an invoice rendered to the Account Debtor thereunder, is due and payable within ninety (90) days after the date of the invoice and does not remain unpaid sixty (60) days past the invoice date thereof; provided, however, that (A) if more than twenty-five percent (25%) of the aggregate dollar amount of invoices owing by a particular

Account Debtor remain unpaid ninety (90) days after the respective invoice dates thereof, then all Accounts owing by that Account Debtor shall be deemed ineligible and (B) if (x) an Account would otherwise constitute an Eligible Account but for the fact that an invoice has not been issued for the Account, (y) with respect to all such Accounts, the aggregate balance of such Accounts does not exceed $5,000,000 and (z) such Account has not been outstanding more than ten (10) days with respect to an Account generated by OMNI or more than thirty-five (35) days with respect to an Account generated by any other Borrower, then all such Accounts satisfying the conditions of this clause (B) shall be not ineligible under this paragraph solely because an invoice has not been issued on such Account;

Section 2.3. Additional Definitions. Section 1 of the Loan Agreement is hereby amended to insert therein the following new definitions of “Fourth Amendment”, “Fourth Amendment Effective Date” and “Monthly Rate” in proper alphabetical order:

“Fourth Amendment” shall mean the Fourth Amendment and Waiver to Loan Agreement dated as of November 13, 2009 among the Borrower, each Subsidiary Borrower party thereto, each Lender signatory thereto and Fifth Third Bank, an Ohio banking corporation, as the Administrative Agent.

“Fourth Amendment Effective Date” shall mean November 13, 2009.

“Monthly Rate” shall mean 1.00% until December 1, 2009, at which time the Monthly Rate shall be adjusted pursuant to the following sentence. The Monthly Rate shall be adjusted on the first Business Day of each calendar month to be the greater of (i) the LIBOR Rate that would be applicable to a LIBOR Rate Loan with a 1 month Interest Period advanced on such day and (ii) 1.00% and shall be fixed at such rate until the first Business Day of the following calendar month at which time the Monthly Rate will again be adjusted.

Section 2.4. Maximum Revolving Loan Limit. Section 2(a) of the Loan Agreement is hereby amended to replace the reference to “Twenty-Five Million and No/100 Dollars ($25,000,000)” therein with the following:

Twenty Million and No/100 Dollars ($20,000,000)

Section 2.5. Letter of Credit Sublimit. Section 3(a) of the Loan Agreement is hereby amended to replace the reference to “Three Million and No/100 Dollars ($3,000,000)” therein with the following:

Five Million and No/100 Dollars ($5,000,000); provided further that from and after the Fourth Amendment Effective Date, the Borrower agrees that is shall not request that a Letter of Credit be issued for, and the Agent will not issue a Letter of Credit for, the benefit of any Subordinated Lenders (except that the foregoing shall not prohibit or prevent any modification, continuation or extension of any Letter of Credit issued for the benefit of any Subordinated Lenders which was outstanding immediately prior to the Fourth Amendment Effective Date).

Section 2.6. Amended Financial Covenants. Section 14 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 14. FINANCIAL COVENANTS.

Each Borrower shall maintain and keep in full force and effect each of the financial covenants set forth below:

(a) Leverage Ratio. Borrower shall not permit the Leverage Ratio to exceed (i) 3.00 to 1.00 as of December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010 and (ii) 2.50 to 1.00 for each twelve month period ending on March 31st, June 30th, September 30th or December 31st thereafter.

(b) Fixed Charge Coverage. Borrowers shall not permit the Fixed Charge Coverage Ratio calculated for the twelve (12) month period ending on March 31st, June 30th, September 30th or December 31st of each Fiscal Year to be less than (i) 0.90 to 1.00 for the twelve month period ending on December 31, 2009, (ii) 1.00 to 1.00 for the twelve month period ending on March 31, 2010, (iii) 0.90 to 1.00 for the twelve month period ending on June 30, 2010, (iv) 1.00 to 1.00 for each of the twelve month periods ending on September 30, 2010 and December 31, 2010 and (v) 1.10 to 1.00 for each twelve month period ending on March 31st, June 30th, September 30th or December 31st thereafter.

(c) Capital Expenditure Limitations. Borrower and their Subsidiaries shall not make any Capital Expenditures, other than Capital Expenditures made in connection with a Permitted Acquisition or the Target Acquisition, if, after giving effect to such Capital Expenditures, the aggregate cost of all Capital Expenditures would exceed (i) Seven Million Five Hundred Thousand Dollars ($7,500,000) during the Fiscal Years ending on or about December 31, 2009 and December 31, 2010 and (ii) Ten Million Dollars ($10,00,000) during any Fiscal Year thereafter.

Section 2.7. Compliance Certificate. Exhibit B to the Loan Agreement is amended to replace the reference to “2.50:1.00” in Line A13 therein and to “1.25:1.00” in Line B14 therein with a reference to the following:     :1.00.

SECTION 3. CONDITIONS PRECEDENT.

This Amendment shall become effective upon the satisfaction of the following conditions precedent:

Section 3.1. The Agent and OMNI shall have received a fully executed copy of this Amendment executed by the Borrowers, the other Credit Parties, the Agent and the Requisite Lenders.

Section 3.2. The Borrowers shall have paid the Agent for the ratable benefit of each Lender executing this Amendment prior to or on the Fourth Amendment Effective Date an amendment fee in the amount equal to .25% of each executing Lender’s aggregate outstanding Loans and unfunded Revolving Commitment measured after giving effect to the terms of this Amendment.

Section 3.3. The Borrowers shall have paid to the Agent those fees due and payable to Agent as of the Fourth Amendment Effective Date.

Section 3.4. On the Fourth Amendment Effective Date, the Borrower shall make a payment on the Revolving Loans in the amount necessary, if any, to cause the outstanding principle balance of the Revolving Loans after giving effect to such payment to be $20,000,000 or less.

Section 3.5. All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to the Agent and its counsel. Borrower shall be deemed to have satisfied this condition in the event Agent executes this Amendment.

SECTION 4. SUBORDINATION AGREEMENTS.

On or before 60 days after the Fourth Amendment Effective Date, the Borrowers shall deliver to the Agent executed affirmations and ratifications to the Existing Subordination Agreements confirming that the Subordinated Loans are subordinate to the Liabilities and are otherwise in form and substance satisfactory to the Agent (each such document, an “Affirmation”) from the Required Subordinated Lenders, as that term is defined below; provided that, for each $1,000,000.00 increment of the principal amount of Subordinated Loans outstanding 60 days after the Fourth Amendment Effective Date for which the Borrower has not provided an Affirmation, the Borrower shall pay to the Agent for the benefit of the Lenders according to their Pro Rata Shares, a fee equal to $30,000. “Required Subordinated Lenders” shall mean each of Cypress Consulting Services, Inc. dba Cypress Energy Services, a Texas corporation, Brian J. Recatto, Lawrence J. Shaw, III, Matthew E. Miller, Bailey Operating, Inc., Dan Kean, Mike Schooler and Kurt Chew.

SECTION 5. REPRESENTATIONS AND WARRANTIES.

The Credit Parties represent and warrant that (i) each of the representations and warranties set forth in Section 11 of the Loan Agreement is true and correct on and as of the date of this Amendment after giving effect to this Amendment as if made on and as of the date hereof and as if each reference therein to the Loan Agreement referred to the Loan Agreement as amended hereby; (ii) as of the date hereof and after giving effect hereto, no Event of Default exists and no event exists that, with the passage of time or the giving of notice, will become an Event of Default; (iii) OMNI has satisfied all its obligations with respect to the Preheat Seller Notes and the note in the original principal amount of $800,000 made on February 9, 2006 in favor of Jeff W. Elmore, or, alternatively has offsetting claims that exceed any obligations owed; and (iv) without limiting the effect of the foregoing, the Credit Parties execution, delivery and performance of this Amendment has been duly authorized, and this Amendment has been executed and delivered by duly authorized officers of each Credit Party.

SECTION 6. COLLATERAL.

The Borrowers and the other Credit Parties have heretofore executed and delivered to the Agent the Other Agreements and the Borrowers and other Credit Parties hereby agree that notwithstanding the execution and delivery of this Amendment, (i) except as specifically amended herein, the Other Agreements shall remain in full force and effect (ii) the Loan Agreement and the Other Agreements shall secure the Liabilities, and (iii) the rights and remedies of the Lenders under the Loan Agreement and the Other Agreements, the obligations of the Credit Parties thereunder, and any liens or security interests created or provided for thereunder shall be and remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Loan Agreement and the Other Agreements as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

SECTION 7. MISCELLANEOUS.

(a) The Borrowers agree that no new LIBOR Rate Loans may be made or created under the Credit Agreement on and after the Fourth Amendment Effective Date and that any LIBOR Rate Loans outstanding on such date shall be converted into Base Rate Loans at the expiration of the then-current Interest Period for such Loans. For avoidance of doubt, the foregoing shall not prohibit or prevent Loans from bearing interest at the Monthly Rate in accordance with the terms of the Loan Agreement.

(b) Except as specifically amended or waived herein, the Loan Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Loan Agreement or any Other Agreement, or in any certificate, letter or communication issued or made pursuant to or with respect to the Loan Agreement or any Other Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement, as amended hereby.

(c) The Borrowers agree to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Agent.

(d) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. This Amendment shall constitute and be an Other Agreement under the Loan Agreement. This Amendment shall be governed by the internal laws of the State of Illinois.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fourth Amendment and Waiver to Loan Agreement as of the date first set forth above.

“BORROWERS”

OMNI ENERGY SERVICES CORP.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

CHARLES HOLSTON, INC.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

TRUSSCO, INC.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

OMNI ENERGY SEISMIC SERVICES, L.L.C.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

PREHEAT, INC.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment and Waiver to Loan Agreement]

RIG TOOLS, INC.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

OMNI LABOR CORPORATION

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

OMNI ENERGY TRANSPORTATION CORP.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

B.E.G. LIQUID MUD SERVICES CORP.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

INDUSTRIAL LIFT TRUCK & EQUIPMENT CO., INC.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment and Waiver to Loan Agreement]

The following Persons are signatories to this Fourth Amendment and Waiver to Loan Agreement and Waiver in their capacity as a Credit Party and not as a Borrower.

“CREDIT PARTIES”

OMNI ENERGY SERVICES CORP. — MEXICO

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

TRUSSCO PROPERTIES, L.L.C.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

OMNI AVIATION CORP.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

AMERICAN HELICOPTERS INC.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment and Waiver to Loan Agreement]

BMJ INDUSTRIAL INVESTMENTS, LLC

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

OMNI PROPERTIES CORP.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment and Waiver to Loan Agreement]

“REQUISITE LENDERS”

FIFTH THIRD BANK, an Ohio banking corporation, as Agent and a Lender

By:	/s/ Jim Esinduy
	Name:	Jim Esinduy
	Title:	AVP

Revolving Credit Commitment: $16,000,000.00

[Signature Page to Fourth Amendment and Waiver to Loan Agreement]

FIRST GUARANTY BANK, as a Lender

By:	/s/ Alton B. Lewis
	Name:	Alton B. Lewis
	Title:	C.E.O.

Revolving Credit Commitment: $0.00

[Signature Page to Fourth Amendment and Waiver to Loan Agreement]

COLE TAYLOR BANK, as a Lender

By:	/s/ Richard A. Simons
	Name:	Richard A. Simons
	Title:	Group Senior Vice President

Revolving Credit Commitment: $4,000,000.00

[Signature Page to Fourth Amendment and Waiver to Loan Agreement]